UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 25, 2014 (February 24, 2014)

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed solely to correct the error in the press release described in Item 2.02 below.

Item 2.02.             Results of Operations and Financial Condition.

On February 24, 2014, Jones Energy, Inc. (the “Company”) filed a Form 8-K disclosing a press release announcing its 2013 year-end reserves, an operations and risk management update and 2014 guidance (the “Initial 8-K”). This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Initial Form 8-K and related press release to present proved reserves by category consistent with prior reserve presentations. A copy of the Company’s revised press release is attached hereto and furnished as Exhibit 99.1 and is incorporated in this report by reference.

The information in this Amendment No. 1, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

This Amendment No. 1 is not intended to otherwise revise or update any of the information disclosed in the Initial 8-K.  This Amendment No. 1 continues to speak as of the date of the Initial 8-K and is not intended to, nor does it, reflect events that have occurred since the filing of the Initial 8-K.

Item 7.01.             Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference in its entirety into this Item 7.01.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Corrected press release dated February 24, 2014 issued by Jones Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.

Date: February 24, 2014	By:	/s/ Robert J. Brooks
Robert J. Brooks
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Corrected press release dated February 24, 2014 issued by Jones Energy, Inc.